GOLDMAN SACHS TRUST

Institutional, Class P and Class R6 Shares

of the

Goldman Sachs Tactical Tilt Overlay Fund

(the “Portfolio”)

Supplement dated June 27, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 28, 2018, as supplemented to date

Effective June 28, 2019 (the “Effective Date”), Siwen Wu will serve as a portfolio manager for the Portfolio. Sergey Kraytman and David Hale will continue to serve as portfolio managers for the Portfolio.

Accordingly, on the Effective Date, the Portfolio’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Tactical Tilt Overlay Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Sergey Kraytman, Managing Director—Global Portfolio Solutions, has managed the Portfolio since 2014; David Hale, CFA, Vice President—Global Portfolio Solutions, has managed the Portfolio since 2015; and Siwen Wu, Vice President—Global Portfolio Solutions, has managed the Portfolio since 2019.

The following row is added to the table in the “Global Portfolio Solutions Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Siwen Wu Vice President	Portfolio Manager— Tactical Tilt Overlay	Since 2019	Mr. Wu is a Vice President within the GPS Team. Prior to joining GPS in 2014, Mr. Wu spent two years in the Market Risk Management Group at Goldman Sachs.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

TACTPMUPDTSTK 06-19